U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported): March 8, 2007

                            5G WIRELESS COMMUNICATIONS, INC.
                  (Exact Name of Registrant as Specified in Its Charter)

          Nevada                      0-30448                   20-0420885
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

       4136 Del Rey Avenue, Marina del Rey, California           90292
           (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) Between March 8, 2007 and April 11, 2007, the Company sold a total of 3,129,072 shares of common stock to a total of 14 accredited investors for a total consideration of $102,003 ($0.033 per share). These sales were undertaken in offshore transactions under Regulation S in which no directed selling efforts were made in the United States by the Company, or any person acting on behalf of any of the Company. In addition, the other provisions of Rule 903(b)(3)(i) and (iii) were complied with.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: April 11, 2007                  By: /s/ Andrew D McCormac
                                       Andrew D. McCormac
                                       Chief Financial Officer